UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) APRIL 8, 2005

                              BRAVO RESOURCES LTD.
             (Exact name of registrant as specified in its charter)

            NEVADA                     333-106144             98-0392022
(State or other jurisdiction of       (Commission            (IRS Employer
        incorporation)                File Number)         Identification No.)

          #271 - 8623 GRANVILLE STREET, VANCOUVER, B.C. V6P 5A2 CANADA
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (604) 719-2219

                 13372 - 68 AVENUE, SURREY, B.C. V3W 2E7 CANADA
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

On April 8, 2005, Bravo Resources announced that it had entered into a letter of intent to acquire SPI Productions LLC. SPI Productions LLC was formed on December 13, 2004 for the purpose of creating innovative content for domestic and international television, pay-per-view, and motion picture markets.

The press release issued by Bravo on April 8, 2005 relating to the letter of intent is filed herewith as Exhibit 99.1


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

REGULATION
S-B NUMBER                  DOCUMENT

  99.1          Press Release dated April 8, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BRAVO RESOURCES LTD.


April 8, 2005                             By:  /s/ DANIEL SAVINO
                                             -----------------------------------
                                              Daniel Savino, President


















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